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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


             Date of earliest event reported:  September 15, 2000
                              -------------------

                         ENVIRO-CLEAN OF AMERICA, INC.
                              -------------------
            (Exact Name of Registrant as Specified in Its Charter)

                NEVADA                      0-26433           88-0386415
            ---------------------------    -----------   ------------------
           (State or other jurisdiction    (Commission     (IRS Employer
                   of incorporation)       File Number)    Identification No.)

                211 Park Avenue, Hicksville, NY                 11801
          ----------------------------------------            ---------
          (Address of principal executive offices)            (Zip Code)


         Registrant's telephone number, including area code    (516) 931-4455
                                --------------


                                      N/A
                                      ---

        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

Binding Letter of Intent Executed for the Sale of NISSCO/Sunline, Inc.
----------------------------------------------------------------------

     On September 15, 2000, Enviro-Clean of America, Inc. (the "Company") executed a binding letter of intent for the sale of NISSCO/Sunline, Inc. ("NISSCO"), one of the Company's wholly owned subsidiaries, to ebuyexpress.com, L.L.C. NISSCO, which serves as a buying agent for a sanitary supplies network buying group, was acquired by the Company in January 1999. Under the terms of the proposed agreement, the Company expects to take a non-cash charge against current earnings of approximately $2,500,000. The transaction is contingent upon the completion of due diligence and execution of a definitive purchase agreement. The Company will file an additional report on Form 8-K upon completion of this transaction under Item 2, if so required under the Securities Exchange Act of 1934, as amended.

Letter of Intent Executed to Acquire Gemini Capital Corporation
---------------------------------------------------------------

     On September 15, 2000, the Company executed a letter of intent to purchase all outstanding capital stock of Gemini Capital Corporation ("Gemini"), a Delaware corporation and diversified finance and equity investment company, in a stock-for-stock transaction. The consideration to be paid by the Company under the proposed agreement would consist of approximately 365,000 shares of the Company's common stock, par value $0.001 (the "Common Stock") or approximately 6% of the Company's outstanding Common Stock. The number of shares paid as consideration by the Company will depend upon their valuation at the time a definitive agreement is reached. This proposed transaction will be contingent upon the completion of due diligence, execution of a definitive purchase agreement and approval by shareholders of Gemini. The Company will file an additional report on Form 8-K upon completion of this transaction under Item 2, if so required under the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K.

Exhibit Number                Description of Document

99.1                          Enviro-Clean of America, Inc. press release dated
                              September 18, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENVIRO-CLEAN OF AMERICA, INC.


Date:  09/18/00, 2000                 By:    /s/ Randall Davis
                                             ----------------------------
                                      Name:  Randall K. Davis
                                      Title: President
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                               INDEX TO EXHIBITS


Exhibit Number    Description of Document

99.1              Enviro-Clean of America, Inc. press release dated September
                  18, 2000.